UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 27, 2005

                        BrainStorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

         Washington                   333-61610                  912061053
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                           1350 Avenue of the Americas
                               New York, NY 10019
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 212-557-9000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On May 27, 2005, our Board of Directors approved the following compensation for non-employee directors going forward: annual retainer of $10,000; meeting participation fees of $1,000 for each board meeting or duly constituted committee thereof attended in person and $500 for each meeting attended by telephone. In addition, as initial compensation, two of our non-employee directors were granted 100,000 restricted shares which are subject to the Company's right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in 3 equal annual installments beginning on May 27, 2006, and one of our non-employee directors was granted an option to purchase 100,000 shares of our common stock, at an exercise price of $0.75, vesting in three (3) equal annual installments beginning on May 27, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2005

BRAINSTORM CELL THERAPEUTICS INC.

/s/ Yaffa Beck
----------------------------------

Name: Yaffa Beck

Title: President & CEO